SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
17. SUBSEQUENT EVENTS

Subsequent to December 31, 2020, the Company entered into several promissory notes with various investors of the Company with a face value of $535,000 (“the Notes”). The Notes have a beneficial conversion feature valued at $389,500, which is recorded as a discount. The total discount on the Notes will be amortized over the life of the Notes and recorded as interest expense. The notes have an interest rate of 8% and are payable quarterly and twelve months after issuance, 1/12 of the principle will repaid monthly. The principal and interest of the note is convertible into the Company’s common stock at a purchase price of the lesser of $0.40 per common share at any time after issuance or a 25% discount of the common stock price of a Qualified Offering.

On January 15, 2021, the Company leased equipment under a finance lease. The lease is for three years with a monthly payment of $856. The finance lease obligation is secured by the underlying leased assets valued at $24,788.

On January 12, 2021, the Company issued 500,000 common stock options to an individual for services rendered valued at $243,964. The option vests 20% on January 12, 2022 with the remainder vesting monthly over 48 months.

Subsequent to December 31, 2020, the Company issued 85,103 shares of common stock related to the cashless exercise of stock options.